2000 Westchester Avenue, Purchase, New York10577 •(914) 701-8000

FOR IMMEDIATE RELEASE

Contacts: Dan Loh (Investors) – (914) 701-8200

Bonnie Rodney (Media) – (914) 801-8580

Atlas Air Worldwide to Acquire Southern Air

Strategically Compelling, Highly Complementary Business

Immediately Accretive All-Cash Transaction; No Debt Being Assumed

Expands Platform into 777 and 737 Aircraft Operations

Drives Greater Diversification, Scale and Global Footprint

PURCHASE, N.Y., January 19, 2016 – Atlas Air Worldwide Holdings, Inc. (Nasdaq: AAWW) today said that it has entered into a definitive agreement to acquire privately held Southern Air Holdings, Inc., a premier provider of intercontinental and domestic air cargo services, in an immediately accretive, all-cash, debt-free transaction valued at approximately $110 million. The transaction is subject to customary closing conditions and approval by the U.S. Department of Transportation, and is expected to close in the next few months.

Southern Air is the parent company of Worldwide Air Logistics Group and its two operating subsidiaries, Southern Air, Inc. and Florida West International Airways, Inc.

“We are very pleased to announce a strategically compelling, highly complementary and immediately accretive acquisition of Southern Air,” said William J. Flynn, President and Chief Executive Officer of Atlas Air Worldwide. “And we are eager to capitalize on the substantial opportunities that the transaction will provide, especially 777 and 737 aircraft operations.

“The result will be a more diversified and profitable company offering access to the widest range of modern, efficient aircraft, together with a broader mix of services and a greater scale and global footprint that will drive significant value for our customers and shareholders.”

“We very much look forward to joining the Atlas Air family of companies,” said Daniel J. McHugh, Chief Executive Officer of Southern Air Holdings. “We share the same commitment to providing superior customer service via our exceptional team of aviation professionals. And Southern Air will now have a strong and viable parent to enable us to continue to grow.”

Strategic and Financial Benefits of Transaction

Enhanced Service Offerings and Customer Relationships: The transaction provides Atlas Air Worldwide immediate entry into 777 and 737 aircraft operating platforms, with potential for developing additional business with existing and new customers of both companies.

Southern Air’s main operating company currently flies five 777-200Fs and five 737-400Fs under flight services (CMI, or Crew, Maintenance and Insurance) agreements with DHL Express, the leading global brand in the logistics industry.

The platforms provided by these aircraft will augment Atlas Air Worldwide’s ability to offer customers the broadest array of aircraft and operating services for domestic, regional and international applications.

Complementary Businesses: Atlas Air Worldwide and Southern Air have complementary operations, which will aid in providing seamless operations for customers. Further, the transaction will enhance Atlas Air Worldwide’s position as a leading global provider of outsourced aircraft and aviation operating services.

Southern Air’s highly professional, experienced workforce and its capabilities complement Atlas Air Worldwide’s 747 ACMI (Aircraft, Crew, Maintenance and Insurance) and Charter operations, its 747 and 767 CMI services, and its freighter-centric Dry Leasing portfolio of 777, 757 and 737 aircraft. Together, the companies will have a fleet of more than 75 aircraft.

Increased Revenues: The combination with Southern Air is anticipated to add approximately $100 million to Atlas Air Worldwide’s annual revenues and provide a solid foundation for additional growth.

Immediately Accretive to Earnings: The transaction is also expected to be immediately accretive to Atlas Air Worldwide’s adjusted earnings per share in 2016 with EBITDA and adjusted net income margins in line with Atlas Air Worldwide’s. The impact of this transaction will be included in Atlas Air Worldwide’s 2016 earnings framework, to be discussed during the company’s next earnings release on February 18, 2016.

Transaction Funding: Reflecting the company’s balance sheet position, Atlas Air Worldwide intends to fund the acquisition of Southern Air using available cash on hand.

About Atlas Air Worldwide:

Atlas Air Worldwide is a leading global provider of outsourced aircraft and aviation operating services. It is the parent company of Atlas Air, Inc. (Atlas) and Titan Aviation Holdings, Inc. (Titan), and is the majority shareholder of Polar Air Cargo Worldwide, Inc. (Polar). Through Atlas and Polar, Atlas Air Worldwide operates the world’s largest fleet of Boeing 747 freighter aircraft.

Atlas, Titan and Polar offer a range of outsourced aircraft and aviation operating services that include ACMI service – in which customers receive an aircraft, crew, maintenance and insurance on a long-term basis; CMI service – in which customers receive crew, maintenance and insurance but not an aircraft; express network and airport-to-airport cargo service; cargo and passenger charters; and dry leasing of aircraft and engines.

Atlas Air Worldwide’s press releases, SEC filings and other information may be accessed through the Company’s home page, www.atlasair.com.

About Southern Air Holdings:

Southern Air Holdings is the parent company of Worldwide Air Logistics Group, Inc. Worldwide is a leading provider of domestic and international ACMI and CMI air cargo services through its separate operating subsidiaries, Southern Air, Inc., which operates Boeing 777 and 737-400 aircraft, and Florida West International Airways, Inc., which operates Boeing 767-300 aircraft. Worldwide offers customers highly reliable and efficient air cargo business platforms with a strong record of performance excellence and safety.

This release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect Atlas Air Worldwide’s current views with respect to certain current and future events and financial performance. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the operations and business environments of Atlas Air Worldwide and its subsidiaries (collectively, the “companies”) that may cause the actual results of the companies to be materially different from any future results, express or implied, in such forward-looking statements.

Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: costs associated with the acquisition; failure to achieve expected synergies, accretion and other anticipated benefits of the transaction or to successfully integrate the Southern Air Holdings business; adverse reactions to the acquisition by employees, key customers, including DHL Express, suppliers or competitors of either Atlas Air Wordwide, Southern Air Holdings, or their subsidiaries; our ability to effectively operate the 777 platform or grow the business of Southern Air Holdings; the ability of the companies to operate pursuant to the terms of their financing facilities; the ability of the companies to obtain and maintain normal terms with vendors and service providers; the companies’ ability to maintain contracts that are critical to their operations; the ability of the companies to fund and execute their business plan; the ability of the companies to attract, motivate and/or retain key executives and associates; the ability of the companies to attract and retain customers; the continued availability of our wide-body aircraft; demand for cargo services in the markets in which the companies operate; economic conditions; the effects of any hostilities or act of war (in the Middle East or elsewhere) or any terrorist attack; labor costs and relations; financing costs; the cost and availability of war risk insurance; our ability to maintain adequate internal controls over financial reporting; aviation fuel costs; security-related costs; competitive pressures on pricing (especially from lower-cost competitors); volatility in the international currency markets; weather conditions; government legislation and regulation; consumer perceptions of the companies’ products and services; anticipated and future litigation; and other risks and uncertainties set forth from time to time in Atlas Air Worldwide’s reports to the United States Securities and Exchange Commission.

For additional information, we refer you to the risk factors set forth under the heading “Risk Factors” in the most recent Annual Report on Form 10-K and subsequent reports on Form 10-Q filed by Atlas Air Worldwide with the Securities and Exchange Commission. Other factors and assumptions not identified above may also affect the forward-looking statements, and these other factors and assumptions may also cause actual results to differ materially from those discussed.

Except as stated in this release, Atlas Air Worldwide is not providing guidance or estimates regarding its anticipated business and financial performance for 2016 or thereafter.

Atlas Air Worldwide assumes no obligation to update such statements contained in this release to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law.

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